Exhibit 4.1

                    (FORM OF STOCK CERTIFICATE - FRONT SIDE)

NUMBER                                                            SHARES

COMMON STOCK                                             See reverse for certain
                                                               definitions

                                                                   CUSIP

                           OSWEGO COUNTY BANCORP, INC.

           INCORPORATED UNDER THE LAWS OF THE UNITED STATES OF AMERICA


      THIS CERTIFIES that ____________________________________________________
is the registered holder of
________________________________________________________ FULLY PAID AND
NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF OSWEGO COUNTY BANCORP, INC.

      The shares evidenced by this certificate are transferable only on the stock transfer books of Oswego County Bancorp, Inc. (the "Corporation"), by the holder hereof, in person or by his duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Corporation's transfer agent and registrar. This security is not a deposit of account and is not federally insured or guaranteed.

      IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be affixed hereto.

Dated:


_____________________________________ (SEAL) ___________________________________
        CORPORATE SECRETARY                         PRESIDENT AND CHIEF
                                                     EXECUTIVE OFFICER

                     (FORM OF STOCK CERTIFICATE - BACK SIDE)

      The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

      The shares represented by this certificate may not be cumulatively voted on any matter.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         -     as tenants in common

TEN ENT         -     as tenants by the entireties

JT TEN          -     as joint tenants with right of survivorship
                      and not as tenants in common

UNIF TRANSFERS MIN ACT  -           _____________Custodian _____________
                                       (Cust)                 (Minor)

                                    Under Uniform Transfers to Minors
                                    Act ____________
                                          (State)

     Additional abbreviations may also be used though not in the above list.

      For value received, _______________________ hereby sell, assign, and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

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(Please print or typewrite name and address including postal zip code of assignee.)

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated, ___________________

                                           Signature:

                                           -------------------------------------
                                           NOTE: THE SIGNATURE
                                           TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH
                                           THE NAME OF THE
                                           STOCKHOLDER(S) AS
                                           WRITTEN UPON THE
                                           FACE OF THE
                                           CERTIFICATE, IN
                                           EVERY PARTICULAR,
                                           WITHOUT ALTERATION
                                           OR ENLARGEMENT, OR
                                           ANY CHANGE WHATEVER.

In the presence of:

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SIGNATURE(S) GUARANTEED:________________________________________________

                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.